                                                                   EXHIBIT 10.44


                  NON-EXCLUSIVE FINANCIAL ADVISORY AGREEMENT

     This Agreement is made and entered into as of the 15 day of June, 2000, ("Effective Date") between Xcel Mgmt, (the "Company") and SUNSTATE EQUITY TRADING, INC., a Florida corporation, (the "Financial Advisor").

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the Financial Advisor is an investment banker and registered NASD broker-dealer and has experience in providing financial and business advice to public and private companies; and

     WHEREAS, the Company is seeking and the Financial Advisor is willing to furnish, on a non-exclusive basis, business and financial related advice and
         ------------------------
services to the Company on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of, and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1.   Purpose. the Company hereby engages the Financial Advisor for the term
          -------
specified in this Agreement to render financial advisory consulting advice on a non-exclusive basis to the Company as an investment banker relating to
-------------
financial, market acceptance and similar matters upon the terms and conditions set forth herein.



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     2.   Representations of the Financial Advisor and the Company. The
          --------------------------------------------------------
Financial Advisor represents and warrants to the Company that (i) it is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and that it is engaged in the securities brokerage business; (ii) in addition to its securities brokerage business, the Financial Advisor provides consulting advisory services; and (iii) it is free to enter into this Agreement and the services to be provided pursuant to this Agreement are not in conflict with any other contractual or other obligation to which the Financial Advisor is bound. The Company acknowledges that the Financial Advisor is in the business of providing financial and public market services and consulting advice (of the type contemplated by this Agreement) to others and that nothing herein contained shall be construed to limit or restrict the Financial Advisor in conducting such business with respect to others, or rendering such advice to others, nor shall Company be restricted from seeking such, or related services, from other sources, including other investment banking firms.

     3.   Duties of the Financial Advisor. During the term of this Agreement,
          -------------------------------
the Financial Advisor will provide the Company with consulting advice as specified below, provided that the Financial Advisor shall not be required to undertake duties not reasonable within the scope of the consulting advisory service in which the Financial Advisor is engaged generally. In performance of these duties, the Financial Advisor shall provide the Company with the benefits of its best judgment and efforts. It is understood and acknowledged by the parties that the value of the Financial Advisor's advice is not measurable in any quantitative manner, and that the amount of time spent rendering such consulting advice shall be determined according to the Financial Advisor's discretion.

     The Financial Advisor's duties may include, but will not necessarily be limited to:

     (1) Advice relating to corporate financing activities and related market acceptance of Company's business and securities;

     (2) Recommendations relating to specific business operations and investments;

     (3)  Advice relating to financial planning;

     (4) Advice regarding future finances involving securities of the Company or any subsidiary; and

     4.   Term. The term of this Agreement shall commence on the Effective Date
          -----
and terminate on 6-13-01; provided, however, that this Agreement may be renewed or extended upon such terms and conditions as may be mutually agreed upon by the parties hereto. 30 day notice will enable either party out of the agreement.

     5.   Compensation. The Company shall compensate the Financial Advisor as
          -------------
follows:

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     6.   Expenses. In addition to the compensation payable hereunder, the
          --------
Company shall reimburse the Financial Advisor, within five (5) business days of its request, for any and all out-of-pocket expenses incurred in connection with the services performed by the Financial Advisor and its counsel pursuant to this Agreement, including hotel, food and associated expenses, all charges for travel, long-distance telephone calls and other expenses spent or incurred on the Company's behalf, such expenses shall not exceed $125,000 Restricted Shares
                                                      -------
per week without pre-approval of Company. All such expenses in excess of $125,000 Restricted Shares shall be pre-approved by the Company.
 -------

     7.   Use of Advice by the Company; Public Market for the Company's
          -------------------------------------------------------------
Securities. The Company acknowledges that all opinions and advice (written or
----------
oral) given by the Financial Advisor to the Company in connection with the engagement of the Financial Advisor are intended solely for the benefit and use of the Company in considering the transaction to which they relate, and the Company agrees that no person or entity other than the Company shall be entitled to make use of or rely upon the advice of the Financial Advisor to be given hereunder, and no such opinion or advice shall be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor may the Company make any public references to the Financial Advisor, or use of the Financial Advisor's name in any annual reports or any other reports or releases of the Company other than as required by rule or law without the prior written consent of the Financial Advisor.

     The Company acknowledges that the Financial Advisor makes no commitment whatsoever as to guaranteeing the making of a public trading market in the Company's securities or to recommending or advising its clients to purchase the Company's securities; however, nothing contained herein shall preclude such actions at Financial Advisor's sole discretion and responsibility. Research reports, corporate finance or like reports that may be prepared by the Financial Advisor or its contractors or suppliers will, when and if prepared, be done solely on the merits or judgment of analysis of the Financial Advisor or any senior corporate finance personnel of the Financial Advisor.

     8.   Company Information; Confidentially. The Company recognizes and
          -----------------------------------
confirms that, in advising the Company and in fulfilling its engagement hereunder, the Financial Advisor will use and rely on data, material and other information furnished to the Financial Advisor by the Company. The Company acknowledges and agrees that in performing its services under this engagement, the Financial Advisor may rely upon the data, material and other information supplied by the Company without independently verifying the accuracy, completeness or veracity of same. In addition, in the performance of its services, the Financial Advisor may look to such others for such factual information, economic advice and/or research upon which to base its advice to the Company hereunder as the Financial Advisor shall in good faith deem appropriate.

     Except as contemplated by the terms hereof or as required by applicable law, the Financial Advisor shall keep confidential all non-public information provided to it by the

Company, and shall not disclose such information to any third party without the Company's prior written consent, other than such of its employees and advisors as the Financial Advisor determines to have a need to know.

     9. Indemnification and Contribution.
        --------------------------------

        (a) The Company shall indemnify and hold harmless the Financial Advisor against any and all liabilities, claims, lawsuits, including any and all awards and/or judgments to which it may become subject under the Securities Act of 1933, (the "Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") or any other federal or state statute, at common law or otherwise, insofar as said liabilities, claims and lawsuits (including costs, expenses, awards and/or judgments) arise out of or are in connection with the services rendered by the Financial Advisor or any transactions in connection with the services rendered by the Financial Advisor or any transactions in connection with this Agreement, except for any liabilities, claims and lawsuits (including awards and/or judgments), arising out of willful acts or willful omissions or negligence of the Financial Advisor. In addition, the Company shall also indemnify and hold harmless the Financial Advisor against any and all costs and expenses, including reasonable counsel fees, incurred relating to the foregoing.

        The Financial Advisor shall give the Company prompt notice of any such liability, claim or lawsuit which the Financial Advisor contends is the subject matter of the Company's indemnification and the Company thereupon shall be granted the liability, claim or lawsuit which the Company contends is the subject matter of the Financial Advisor's indemnification and the Financial Advisor thereupon shall be granted the right to take any and all necessary and proper action, at its sole cost and expense, with respect to such liability, claim and lawsuit, including the right to settle, compromise or dispose of such liability, claim or lawsuit, excepting therefrom any and all proceedings or hearings before any regulatory bodies and/or authorities.

     (b) In order to provide for just and equitable contribution in any case in which (i) any person entitled to indemnification under this paragraph makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this paragraph provides for indemnification in such case, or (ii) contribution may be required on the part of any such person in circumstances for which indemnification is provided under this paragraph, then, and in each such case, the Company and the Financial Advisor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after any contribution from others) in such proportion taking into consideration the relative benefits received by each party from the offering covered by the prospectus or from any other document or agreement with respect to any transactions in connection with this Agreement (taking into account the portion of the proceeds of the transaction realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was assessed, the opportunity to correct and prevent any statement or omission and other equitable considerations appropriate under the circumstances; provided that, in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the 1934 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party of the commencement thereof, but the omission so to notify the Contributing Party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any action, suit or proceeding is brought against any party, and such party notifies a Contributing Party or his or its representative of the commencement thereof within the aforesaid fifteen (15) days, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified. Any such Contributing Party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of the Contributing Party. The indemnification provisions contained in this paragraph are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.

     10.  The Financial Advisor as an Independent Contractor. The Financial
          --------------------------------------------------
Advisor shall perform its services hereunder as an independent contractor and not as an agent or employee of the Company or an affiliate thereof. It is expressly understood and agreed to by the parties hereto that the Financial Advisor shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be agreed to expressly by the Company in writing from time to time.

     11.  Miscellaneous.
          -------------

          (a) This Agreement between the Company and the Financial Advisor constitutes the entire agreement and understanding of the parties hereto, and supersedes any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set for the herein.

          (b) Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent postage prepaid by certified or registered mail, return receipt requested, to the respective parties as set forth below, or to such other address as either party may notify the other in writing:

If to the Company:                    /s/ [ILLEGIBLE]                , President
                                      ------------------------------------------
                                      Xcel Management, Inc.
                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------

If the Financial Advisor:             /s/ [ILLEGIBLE]                , President
                                      ------------------------------------------
                                      Sun State Equity Trading, Inc.
                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------

     (c) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors, legal representatives and assigns.

     (d) This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document.

     (e) No provision of this Agreement may be amended, modified or waived, except in a writing signed by all of the parties hereto.

     (f) This Agreement shall be construed in accordance with an governed by the laws of the State of Florida, without giving effect to conflict of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in Hillsborough County, Florida, and they hereby submit to the exclusive jurisdiction of the courts of the State of Florida located in Hillsborough County, Florida and of the federal courts in the ________________ District of Florida with respect to any action or legal proceeding commenced by and party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth in paragraph 11(b) hereof.

     (g) This Agreement has been duly authorized, executed and delivered by and on behalf of the Company and the Financial Advisor.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                       /s/ [ILLEGIBLE]
                                       ---------------------------------------
                                       By: /s/ John P. Gorst
                                           -----------------------------------

                                                              , President

                              AMENDMENT NO. 1 TO
                  NON-EXCLUSIVE FINANCIAL ADVISORY AGREEMENT


     THIS AMENDMENT NO. 1 TO NON-EXCLUSIVE FINANCIAL ADVISORY AGREEMENT (this "Amendment") is effective as of September 22, 2000 by and between Insynq, Inc., a Delaware corporation (the "Company"), and Sunstate Equity Trading, Inc., a Florida corporation (the "Advisor").

                              W I T N E S S E T H

     WHEREAS, the parties have executed that certain Non-Exclusive Financial Advisory Agreement (the "Agreement") as of June 15, 2000; and

     WHEREAS, the parties have deemed it to be in their mutual best interests to amend the Agreement to reflect additional consideration of 250,000 shares of its Company's common stock for additional services to be provided to the Company; and

     WHEREAS, the parties have determined that it is in their mutual best interests for the Advisor to make additional representations and warranties to the Company.

     NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants hereinafter contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A. Section 1 of the Agreement shall be amended in its entirety to read as follows:


     "1.  Purpose.  The Company hereby engages the Financial Advisor for the
          -------
term specified in this Agreement to render services, on a non-exclusive basis,
                                                          -------------
including but not limited to, the following: (i) render financial advisory consulting advice as an investment banker relating to financial and market acceptance, (ii) generate market awareness, and (iii) sponsor the Company at conferences with various investment groups. These services, among others, are to be provided upon the terms and conditions set forth herein."

     A new Section 3 shall be inserted into the Agreement, each section thereafter to be re-numbered accordingly, to read as follows:

     "3.  Representations as to the Accredited Investor Status of the Financial
          ---------------------------------------------------------------------
Advisor.
-------

     (a) The Financial Advisor is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "Securities Act");

     (b)  The Financial Advisor has sufficient knowledge and experience in
          financial and investment matters so   as to be able to evaluate the
          risks and merits of an investment in the shares acquired pursuant to this Agreement (the "Shares");

     (c) The Financial Advisor is acquiring the Shares for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; and

     (d) The Financial Advisor understands that the Shares have not been registered under the Securities Act or any applicable state securities laws, and it understands and agrees that the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, the certificates representing the Shares will bear a legend to that effect and the Company will make a notation on its transfer books to such effect."

B.   Paragraph 5 is amended in its entirety as follows:

          "5.  Compensation.  The Company shall issue a total of 500,000 shares
               ------------
     of its Common Stock (calculated on a post August 3, 2000, post-split basis) to Financial Advisor in consideration for the services rendered hereunder, 250,000 of which, on a post-split basis, have been previously issued to Financial Advisor on or about June 15, 2000."

C. All other provisions of the Agreement, as amended hereby, shall remain in force and effect through June 15, 2001.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date set forth above.


                               SUNSTATE EQUITY TRADING, INC.


                               By:  /s/ [ILLEGIBLE]
                                  -------------------------------------
                               Name:    [ILLEGIBLE]
                                     ----------------------------------
                               Title:  President
                                      ---------------------------------

                               INSYNQ, INC.


                               By: /s/ John P. Gorst
                                  -------------------------------------
                               Name: John P. Gorst
                                    -----------------------------------
                               Title: CEO Chairman
                                     ----------------------------------